UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                                SCHEDULE 14C
                               (Rule 14c-101)
                INFORMATION REQUIRED IN INFORMATION STATEMENT

                          SCHEDULE 14C INFORMATION

      Information Statement Pursuant to Section 14(c) of the Securities
                            Exchange Act of 1934


Check the appropriate box:

[   ]  Preliminary Information Statement   [  ]  Confidential, for use of
                                                 the Commission only
                                                 (as permitted by
                                                 Rule 14c-5(d)(2))

[ X ]  Definitive Information Statement


                            ENVIRO-RECOVERY, INC.
              -------------------------------------------------
(Name of Registrant as Specified In Its Charter)


Payment of filing fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)  Title of each class of securities to which transaction applies:
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      (2)  Aggregate number of securities to which transaction applies:
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      (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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      (4)  Proposed maximum aggregate value of transaction:
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      (5)  Total fee paid:
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[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:
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      (2)  Form, Schedule or Registration Statement No.:
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      (3)  Filing Party:
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      (4)  Date Filed:
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


                           ENVIRO-RECOVERY, INC.
                           220 E. LAKE SHORE DRIVE
                          ASHLAND, WISCONSIN 54806

                    ------------------------------------

             NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

                    ------------------------------------





Dear Stockholder:


      On July 12, 2001, holders of a majority of the outstanding shares of our common stock executed a written stockholder consent removing Bruce Nesmith and Jeffrey Schwartz as directors of Enviro- Recovery, Inc. and electing Jack Lowry and John K. Tull as their replacements.

      Your consent to the amendment is not required and is not being solicited in connection with this action. This information statement will serve as notice to our stockholders pursuant to Article 9.10 of the Business Corporation Act of Texas, as amended, of the action by less than unanimous written consent of our stockholders and provide our stockholders information required by the Securities Exchange Act of 1934 and the rules and regulation promulgated thereunder.

      WE ARE NOT ASKING FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.



                              By Order of the Board of Directors,



                              /s/ John K. Tull
                              -----------------------
                              John K. Tull
                              Chief Executive Officer




Ashland, Wisconsin
July 25, 2001

                            ENVIRO-RECOVERY, INC.
                            220 LAKE SHORE DRIVE
                          ASHLAND, WISCONSIN 54806

                          ------------------------

                            INFORMATION STATEMENT

                          ------------------------

      This information statement is being furnished to our stockholders in connection with our prior receipt of approval by written consent of the holders of a majority of our common stock removing Bruce Nesmith and Jeffrey Schwartz as directors of Enviro- Recovery, Inc. and electing Jack Lowry and John K. Tull as their replacements. The mailing of this information statement is first being mailed to stockholders on or about July 24, 2001.


ACTION BY WRITTEN CONSENT, RECORD DATE, OUTSTANDING SHARES AND REQUIRED
VOTE

      Pursuant to Article 9.10 of the Business Corporation Act of Texas, as amended, any action that may be taken at any meeting of our stockholders may also be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted (here, a majority of the outstanding shares of our common stock) and delivered to us.

      Our Board of Directors fixed the close of business on July 12, 2001 as the record date for the determination of holders of common stock entitled to receive notice of written stockholder consent. As of the record date, we had 101,016,803 shares of common stock outstanding. Each outstanding share of common stock is entitled to one vote per share. The affirmative vote of a majority of the outstanding shares of common stock was required to approve the removal of directors and election of new directors. By written consent in lieu of a meeting, the holders of a majority of the outstanding shares of common stock removed Bruce Nesmith and Jeffrey Schwartz as directors of Enviro- Recovery, Inc. and elected Jack Lowry and John K. Tull as their replacements.


SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

      The following table contains information regarding the beneficial ownership of our common stock, as of July 12, 2001, by (1) each person known by us to own more than 5% of the outstanding shares of our common stock, (2) each of our directors and (3) all directors and executive officers as a group. The table lists the applicable percentage of beneficial ownership based on 101,016,803 shares of common stock outstanding as of July 12, 2001. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to the shares beneficially owned by them. Except as otherwise noted, the address of each person listed in the following table is c/o Enviro-Recovery, Inc., 220 Lake Shore Dr., Ashland, Wisconsin, 54806.

                                     SHARES          PERCENT OF SHARES
                                  BENEFICIALLY         BENEFICIALLY
NAME                                  OWNED                OWNED
----                              ------------       ----------------

Tom Evinrude (1)                    9,000,000              8.91%
John K. Tull (2)                      600,000                *
Jack Lowry (3)                        510,000                *
David Neitzke (3)                     150,000                *

All directors and
executive officers as a group       1,260,000                *

------------------------

      *     Denotes beneficial ownership of less than 1%

      (1) The business address of Mr. Evinrude is 1853 M-28 East, Marquette, Michigan 49855.

      (2)   Mr. Tull is a director of the Company.

      (3)   Mr. Lowry is a director of the Company.

      (4) Mr. Neitzke is a director of the Company and the Chief Executive office of Superior Waterlogged Lumber Company, a wholly owned subsidiary of the Company.




                              BY ORDER OF THE BOARD OF DIRECTORS,
                              Enviro-Recovery, Inc.:



                              By:   /s/ John K. Tull
                                    -----------------------
                                    John K. Tull
                                    Chief Executive Officer




July 25, 2001